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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 31, 2007

                                HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

     DELAWARE                      No. 1-1204                 No. 13-4921002
 (State or Other                  (Commission                 (IRS Employer
 Jurisdiction of                  File Number)              Identification No.)
  Incorporation)

                           1185 Avenue of the Americas
                            New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 997-8500
                                                           --------------
                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On October 31, 2007, Hess Corporation issued a news release reporting its estimated results for the third quarter of 2007. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         99(1) News release dated October 31, 2007 reporting estimated results for the third quarter of 2007.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2007

                                            HESS CORPORATION


                                            By:        /s/John P. Rielly
                                                       -------------------------
                                            Name:      John P. Rielly
                                            Title:     Senior Vice President and
                                                        Chief Financial Officer


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EXHIBIT INDEX


Exhibit No.         Description
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99(1)               News release dated October 31, 2007 reporting estimated
                    results for the third quarter of 2007.